UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2005

Anadys Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3115 Merryfield Row, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 530-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On August 1, 2005, Anadys Pharmaceuticals, Inc. (the "Company") issued a press release entitled "Anadys Pharmaceuticals Announces Proposed Offering of Common Stock," announcing that the Company would be initiating a public offering of 4,000,000 shares of the Company's common stock, par value $0.001 per share (not including 600,000 shares anticipated to be offered to the underwriters pursuant to an over-allotment option). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On August 4, 2005, the Company entered into an underwriting agreement with Credit Suisse First Boston LLC, SG Cowen & Co., LLC, Piper Jaffray & Co., and Needham & Company, LLC as representatives of the underwriters (collectively, the "Underwriters"), related to the public offering of 5,000,000 shares of the Company's common stock. The price to the public is $12.40 per share. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-124231) previously filed with the Securities and Exchange Commission (the "SEC"). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus, a copy of which can be obtained from Credit Suisse First Boston LLC, SG Cowen & Co., LLC, Piper Jaffray & Co., or Needham & Company, LLC. The prospectus, which consists of a prospectus supplement dated August 4, 2005 and an accompanying prospectus dated May 9, 2005, has been filed with the SEC.

On August 4, 2005, the Company issued a press releases announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

1.1 Underwriting Agreement, dated August 4, 2005.

5.1 Opinion of Cooley Godward LLP.

23.1 Consent of Cooley Godward LLP (contained in Exhibit 5.1).

99.1 Press Release, dated August 1, 2005, entitled "Anadys Pharmaceuticals Announces Proposed Offering of Common Stock."

99.2 Press Release, dated August 4, 2005, entitled "Anadys Pharmaceuticals Announces Pricing of Common Stock Offering."

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.

August 5, 2005	By:	/s/ Jennifer K. Crittenden

Name: Jennifer K. Crittenden
Title: Vice President, Finance

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 4, 2005.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).
99.1	Press Release, dated August 1, 2005, entitled "Anadys Pharmaceuticals Announces Proposed Offering of Common Stock."
99.2	Press Release, dated August 4, 2005, entitled "Anadys Pharmaceuticals Announces Pricing of Common Stock Offering."